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                                                               Exhibit 10.52(ii)

                                    SCHEDULE

                     AMENDED AND RESTATED WARRANTS ISSUED TO
                 PURCHASERS UNDER THE FIRST AMENDMENT AGREEMENT
              IN ADDITION TO WARRANT DISCLOSED AS EXHIBIT 10.52(i)



1. Amended and Restated Warrant dated as of August 7, 2002 issued by TransTechnology Corporation to Albion Alliance Mezzanine Fund I, L.P. for 22,805 shares of TransTechnology common stock.

2. Amended and Restated Warrant dated as of August 7, 2002 issued by TransTechnology Corporation to Albion Alliance Mezzanine Fund II, L.P. for 48,462 shares of TransTechnology common stock.

3. Amended and Restated Warrant dated as of August 7, 2002 issued by TransTechnology Corporation to The Equitable Life Assurance Company of the United States for 71,267 shares of TransTechnology common stock.

4. Amended and Restated Warrant dated as of August 7, 2002 issued by TransTechnology Corporation to Fleet Corporate Finance, Inc. for 71,267 shares of TransTechnology common stock.

5. Amended and Restated Warrant dated as of August 7, 2002 issued by TransTechnology Corporation to Citizens Capital, Inc. for 42,760 shares of TransTechnology common stock.